CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 of J.P. Morgan Exchange-Traded Fund Trust of our report dated April 29, 2025, relating to the financial statements and financial highlights of JPMorgan California Tax Free Bond Fund, which appears in JPMorgan Trust I’s Certified Shareholder Report on Form N-CSR for the year ended February 28, 2025. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Highlights” and “Appendix A – Form of Agreement and Plan of Reorganization and Liquidation” in such Registration Statement and under the headings “Financial Highlights” in the Prospectus and “Financial Statements” and “Independent Registered Public Accounting Firm” in the Statement of Additional Information dated July 1, 2025 of JPMorgan California Tax Free Bond Fund and under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information dated March 4, 2026 of JPMorgan California Tax Free Bond ETF, which are also incorporated by reference in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

New York, New York

March 16, 2026

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 of J.P. Morgan Exchange-Traded Fund Trust of our report dated April 29, 2025, relating to the financial statements and financial highlights of JPMorgan New York Tax Free Bond Fund, which appears in JPMorgan Trust I’s Certified Shareholder Report on Form N-CSR for the year ended February 28, 2025. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Highlights” and “Appendix A – Form of Agreement and Plan of Reorganization and Liquidation” in such Registration Statement and under the headings “Financial Highlights” in the Prospectus and “Financial Statements” and “Independent Registered Public Accounting Firm” in the Statement of Additional Information dated July 1, 2025 of JPMorgan New York Tax Free Bond Fund and under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information dated March 4, 2026 of JPMorgan New York Tax Free Bond ETF, which are also incorporated by reference in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

New York, New York

March 16, 2026

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 of J.P. Morgan Exchange-Traded Fund Trust of our report dated August 22, 2025, relating to the financial statements and financial highlights of JPMorgan Preferred and Income Securities Fund, which appears in JPMorgan Trust IV’s Certified Shareholder Report on Form N-CSR for the year ended June 30, 2025. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Highlights” and “Appendix A – Form of Agreement and Plan of Reorganization and Liquidation” in such Registration Statement and under the headings “Financial Highlights” in the Prospectus and “Financial Statements” and “Independent Registered Public Accounting Firm” in the Statement of Additional Information dated November 1, 2025 of JPMorgan Preferred and Income Securities Fund and under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information dated March 4, 2026 of JPMorgan Preferred and Income Securities ETF, which are also incorporated by reference in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

New York, New York

March 16, 2026

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 of J.P. Morgan Exchange-Traded Fund Trust of our report dated August 22, 2025, relating to the financial statements and financial highlights of JPMorgan U.S. GARP Equity Fund, which appears in JPMorgan Trust I’s Certified Shareholder Report on Form N-CSR for the year ended June 30, 2025. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Highlights” and “Appendix A – Form of Agreement and Plan of Reorganization and Liquidation” in such Registration Statement and under the headings “Financial Highlights” in the Prospectus and “Financial Statements” and “Independent Registered Public Accounting Firm” in the Statement of Additional Information dated November 1, 2025 of JPMorgan U.S. GARP Equity Fund and under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information dated March 4, 2026 of JPMorgan Fundamental Data Science Large Growth ETF, which are also incorporated by reference in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

New York, New York

March 16, 2026